AMENDMENT NO. 4 TO CREDIT AGREEMENT

     AMENDMENT NO. 4 dated as of November 16, 1998 (this "Amendment") to that certain Credit Agreement dated as of May 1, 1994 (as amended by Amendment No. 1, dated as of August 11, 1994, Amendment No. 2, dated as of January 30, 1995, Amendment No. 3 dated as of July 1, 1997, and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement") among SELKIRK COGEN PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the lenders party thereto (the "Lenders"), DRESDNER BANK AG, NEW YORK BRANCH, in its capacity as LC Issuer thereunder (together with its successors in such capacity, the "LC Issuer"), and DRESDNER BANK AG, NEW YORK BRANCH, as Agent (together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein, subject to the terms and conditions hereof.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Definitions. Capitalized terms used in this Amendment without being defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     Section 2. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a) Section 2.1(a) of the Credit Agreement is hereby amended by deleting the amount of "$23,471,420" from the final sentence thereof and inserting the amount of "$10,389,528" in replacement therefor.

     (b) Section 2.2(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

          " (a) Subject to and upon the terms and conditions herein set forth, Letters of Credit may be issued or become subject to this Agreement in an aggregate stated amount not to exceed $5,389,528 (the "Letter


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of Credit Commitment").  The Letter of Credit Commitment shall be reduced by the amount of any Drawing under any Letter of Credit. Upon the cancellation, termination or expiration of any Letter of Credit, the Letter of Credit Commitment shall be reduced by the amount available to be drawn under such Letter of Credit immediately prior to such cancellation, termination or expiration. After the Closing Date, the LC Issuer shall, subject to the terms and conditions hereof, issue Letters of Credit in such forms as are acceptable to the LC Issuer, in favor of persons (other than the Borrower or the Funding Corporation) party to, and pursuant to the requirements of Acceptable Fuel Management Contracts, and TransCanada. No Letter of Credit may be issued if, after giving effect to such issuance, (i) the aggregate stated amount of Letters of Credit outstanding would exceed the Letter of Credit Commitment or (ii) the sum of the LC Outstanding plus the aggregate principal amount of all outstanding Loans would exceed $10,389,528. The Letter of Credit Commitment shall expire on January 1, 2000 and no Letters of Credit shall be issued hereunder after such date."

     (c) Section 2.2(d) of the Credit Agreement is hereby amended by deleting the amount of "$23,471,420" from the final sentence thereof and inserting the amount of "$10,389,528" in replacement therefor.

     (d) Section 2.4(c) of the Credit Agreement is hereby amended by deleting the amount of "$18,471,420" from the first sentence thereof and inserting the amount of "$5,389,528" in replacement therefor.

     (e) Section 2.17(b) is hereby amended by deleting the final sentence thereof and inserting the following in replacement therefor:

          "Letter of Credit Collateral deposited in the Letter of Credit Collateral Account may be invested from time to time in such Permitted Investments as the Agent shall determine, solely to the extent the Borrower and financial institutions reasonably acceptable to the Agent that may hold such Permitted Investments or act as securities intermediaries with respect thereto shall have executed such account control agreements and other documents that may be required by the Agent to cause the Agent to have a valid, perfected, first priority security interest in such Permitted Investments; provided that the

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Agent shall be under no obligation to make any such investments."

     (f) The definition of "Letters of Credit" contained in Annex 1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in replacement therefor:

          " "Letters of Credit" shall mean the Existing Letters of Credit and all other letters of credit issued under this Agreement on or after the Closing Date in such form as is acceptable to the LC Issuer."

     (g) The definition of "Final Maturity Date" contained in Annex 1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in replacement therefor:

          ""Final Maturity Date" shall mean August 1, 2001."

     (h)  Schedule 1 to the Credit Agreement is hereby  amended by deleting such
Schedule in its entirety and inserting Schedule 1 attached hereto in replacement therefor.

     Section 3. Status of Loan Documents. This Amendment is limited solely for the purposes and to the extent expressly set forth herein and nothing herein expressed or implied shall constitute an amendment or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document. Except as expressly amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect.

     Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent, the Lenders and the LC Issuer that all representations and warranties of the Borrower contained in the Credit Agreement are, as of the date hereof, true and correct.

     Section 5. Fees and Expenses. The Borrower agrees to pay, promptly on demand therefor, all fees and expenses of the Agent and the LC Issuer incurred in connection with this Amendment and the issuance or extension of any of the Letters of Credit including, without

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limitation,  fees and  expenses of  Skadden,  Arps,  Slate,  Meagher & Flom LLP, counsel to the Agent and the LC Issuer.

     Section 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one Amendment, and any of the parties hereto may execute this Amendment by signing such a counterpart.

     Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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     IN WITNESS  WHEREOF,  the parties hereto have caused their duly  authorized officers to execute and deliver this Amendment as of the date first above written.

                                             SELKIRK COGEN PARTNERS, L.P.

                                        By:  JMC SELKIRK, INC.,
                                             its General Partner

                                        By:  /s/ GEORGE J. GRUNBECK
                                             -----------------------------------
                                             Name:  George J. Grunbeck
                                             Title: Vice President


                                             DRESDNER BANK AG, NEW YORK BRANCH,
                                             as Lender, LC Issuer and Agent

                                        By:  /s/ ANDREW SCHROEDER
                                             -----------------------------------
                                             Name:  Andrew Schroeder
                                             Title: Vice President


                                        By:  /s/ HENRY J. KARSCH, JR
                                             -----------------------------------
                                             Name:  Henry J. Karsch, Jr
                                             Title: Assistant Treasurer

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                                   SCHEDULE 1


                                WORKING CAPITAL                 LETTER OF CREDIT
LENDER                          LOAN COMMITMENT                 LOAN COMMITMENT
------                          ---------------                 ----------------

DRESDNER BANK AG,                $5,000,000.00                     $5,389,528
NEW YORK BRANCH